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                                                                     EXHIBIT B4

                          CARROLS HOLDINGS CORPORATION
                          1996 LONG-TERM INCENTIVE PLAN

1.      PURPOSE

        The purpose of this Plan is to further the growth and general prosperity of Carrols Holdings Corporation (the "Company") by providing long-term incentives to officers and employees of the Company and any Subsidiaries of the Company. The Company intends that the Plan will help attract, retain and motivate officers and key employees of high caliber and good potential and promote the alignment of the Participant's interests with that of the Company's shareholders.

2.      DEFINITIONS

        As used in the Plan, the following words shall have the following meanings:

        "Award" means an award made to a Participant pursuant to the Plan and described in Paragraph 6, including, without limitation, an award of an Incentive Stock Option, Nonqualified Stock Option, Stock Appreciation Right, Restricted Stock, Performance Units, Performance Shares, or Other Stock-Based Awards or any combination of the foregoing.

        "Award   Agreement"  means  an  agreement  between  the  Company  and  a
        Participant that sets forth the terms, conditions and limitations applicable to an Award.

        "Board" means the Board of Directors of the Company as constituted from time to time.

        "Code" means the Internal Revenue Code of 1986, as amended from time to time.

        "Cause" has the meaning determined by the Committee and set forth in the applicable Participant's Award Agreement.

        "Change of Control" means:

               (a) The acquisition  (other than from the Company) by any person, entity or "group", within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934 (the "Exchange Act"), excluding for this purpose any employee benefit plan of the Company or its subsidiaries which acquires beneficial ownership of voting securities of the Company, of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act), of more than 50% of either the then outstanding shares of




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                   common  stock or the combined  voting power of the  Company's then outstanding voting securities entitled to vote generally in the election of directors;

               (b)(1) Individuals who are elected as members of the new Board of
                   Directors of the Company (the "Incumbent Board") pursuant to the terms of the Stockholders Agreement executed in connection with the Stock Purchase Agreement thereto (the "Stockholders Agreement") cease for any reason to constitute at least a majority of the Board; provided that any person becoming a director on or after the effective date of the Stockholders Agreement whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board (other than an election or nomination of an individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of directors of the Company, as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) shall be for purposes of this Plan, considered as though such person were a member of the Incumbent Board,

               (b)(2)  Notwithstanding  the  foregoing,  paragraph  (b)(1) above shall not apply to any change in the Incumbent Board during the period in which the Stockholders Agreement is in effect and a majority of the Board of the Company is designated or otherwise appointed to serve on the Board under the provisions of such Stockholders Agreement;

               (c) Approval and  consummation of a  reorganization,  merger,  or consolidation, in each case, with respect to which persons who were the stockholders of the Company immediately prior to such reorganization, merger or consolidation do not, immediately thereafter, own more than 50% of the combined voting power entitled to vote generally in the election of directors of the reorganized, merged or consolidated company's then outstanding voting securities, or a liquidation or dissolution of the Company or of the sale of all or substantially all of the assets of the Company; or

               (d) The  Company  ceases  to own  at  least  50  percent  of  the
                   Employer.

               (e) A Change of Control shall not be deemed to have occurred as a result of any purchase or acquisition of shares of capital stock in the Company by Madison Dearborn Capital Partners, L.P. and its affiliates, Madison Dearborn Capital Partners II, L.P. and its affiliates, Atlantic Restaurants, Inc. and its affiliates, or any combination thereof.

        "Committee" means the Compensation Committee of the Board.

        "Employee" means any officer or other employee of the Company or a Subsidiary.


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        "Employer" means Carrols Corporation.

        "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time.

        "Fair Market Value" as of any date:

               (a) of  Stock  shall  be  deemed  to  equal  (i) if the  Stock is publicly traded, the average of the last reported sales prices of such Stock for ten (10) consecutive trading days as officially reported on the principal trading market on which the Stock is traded ending on the second trading day prior to the date of determination; or (ii) if the Stock is not publicly traded, the value of a Share of Stock as determined in good faith by the Committee or the Board of the Company on the advice of its independent auditors; or

               (b) of  assets  other  than  Stock  shall  equal  such  value  as determined by the Committee in its sole discretion.

        "Good Reason" has the meaning determined by the Committee and set forth in the applicable Participant's Award Agreement.

        "Incentive Stock Option" means an option intended to be and designated as an incentive stock option meeting the requirements of Section 422 of the Code.

        "Nonqualified Stock Option" means an option that is not intended to be nor designated as an Incentive Stock Option.

        "Participant" means an Employee who, as of any date, has been granted one or more Awards under the Plan which are still outstanding (i.e., have not been exercised, forfeited or terminated).

        "Performance Goals" means, with respect to any Performance Period, performance goals based on any of the following criteria and established by the Committee prior to the beginning of such Performance Period or performance goals based on any of the following criteria and established by the Committee after the beginning of such Performance Period that meet the requirements to be considered pre-established performance goals under Section 162(m) of the Code: earnings or earnings growth; return on equity, assets or investment; revenues; expenses; stock price; market share; charge-offs; or reductions in non-performing assets or such other performance indicators as determined by the Committee in its sole discretion. Such Performance Goals may be particular to an Employee or the division, department, branch, line of business, Subsidiary or other unit in which the Employee works, or may be based on the performance of the Company generally.

        "Performance Period" means (when and if applicable) the period of time designated by the Committee during which Performance Goals will be measured in connection with an Award.




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        "Permanent  Disability" has the meaning  determined by the Committee and set forth in the applicable Participant's Award Agreement.

        "Plan" means this Carrols Holdings Corporation 1996 Long-Term Incentive Plan, as amended from time to time.

        "Retirement" has the meaning determined by the Committee and set forth in the applicable Participant's Award Agreement.

        "Stock" or "Share" means common stock of the Company, par value $.01 per share, which may be authorized but unissued or issued and reacquired.

        "Other  Stock-Based  Awards"  means any Award other than a Stock Option,
        Stock Appreciation Right, Restricted Stock, Performance Unit or Performance Share that is valued by reference to or otherwise based upon the Stock.

        "Stock Options" means the collective reference to Incentive Stock Options and Nonqualified Stock Options.

        "Subsidiary" means any corporation, other than the Company, in which the Company has at least a fifty percent beneficial ownership interest.

3.      ADMINISTRATION

        (a) The Plan shall be administered by the Committee. None of the members of the Committee shall be eligible to receive Awards under the Plan. Members of the Committee shall qualify to administer and make Awards under the Plan for purposes of Section 162(m) of the Code and Rule 16b-3 (and any other applicable rule) promulgated under Section 16(b) of the Exchange Act. The Committee may adopt its own rules or procedures, and the action of a majority of the Committee, taken at a meeting or taken without a meeting by a writing signed by such majority, shall constitute action by the Committee. The Committee shall have the power and authority to administer, construe and interpret the Plan, to make rules for carrying it out and to make changes in such rules. Any such interpretations, rules, and administration shall be consistent with the basic purposes of the Plan.

        (b) The Committee may delegate to the Chief Executive Officer and to other senior officers of the Company its duties under the Plan subject to such conditions and limitations as the Committee shall prescribe; provided, however, that only the Committee may designate and make Awards to Participants who are subject to
               Section 16 of the Exchange Act and Section 162(m) of the Code.

        (c) The Committee may employ attorneys, consultants, accountants, appraisers, brokers or other persons. The Committee, the Company, and the officers and directors of the Company shall be entitled to rely upon the advice, opinions or




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               valuations  of any  such  persons.  All  actions  taken  and  all interpretations and determinations made by the Committee in good faith shall be final and binding upon all Participants, the
               Company  and all  other  interested  persons.  No  member  of the
               Committee   shall   be   personally   liable   for  any   action,
               determination or interpretation made in good faith with respect to the Plan or Awards made under the Plan, and all members of the Committee shall be fully protected by the Company with respect to any such action, determination or interpretation.


4.      ELIGIBILITY

        The Committee, in its discretion, may grant Awards to any Employee, subject to the provisions of the Plan. No Employee shall be entitled as a matter of right to receive an Award, nor shall the grant of an Award entitle an Employee to receive any future Award.

5.      AWARD AGREEMENT

        The terms, conditions and limitations of each Award under the Plan shall be determined by the Committee subject to the limitations provided for in Paragraph 7 below, and shall be set forth in an Award Agreement, in a form approved by the Committee, consistent, however, with the terms of the Plan; provided, however, that such Award Agreement shall contain provisions dealing with the treatment of Awards in the event of the termination, death or disability of a Participant.

6.      AWARDS

        As the Committee  may  determine,  the following  types of Awards may be
        granted  under  the  Plan  to  eligible  Employees,   either  alone,  in
        combination or on an alternative basis:

        (a)    Incentive Stock Options:  These are options within the meaning of
               Section 422 of the Code to purchase Stock. In addition to other restrictions contained in the Plan, an option granted under this Paragraph 6(a), (i) may not be exercised more than 10 years after the date it is granted, (ii) may not have an option exercise price less than the Fair Market Value of the Stock on the date the option is granted, (iii) must otherwise comply with the requirements of Section 422 of the Code, and (iv) must be designated as an "Incentive Stock Option" by the Committee. To the extent the aggregate Fair Market Value (determined as of the time the Incentive Stock Option is granted) of the Stock with respect to which Incentive Stock Options become exercisable for the first time by an individual during any calendar year under all plans of the Company or any Subsidiary exceeds ONE HUNDRED THOUSAND DOLLARS ($100,000), such options shall be treated as Nonqualified Stock Options. Payment of the option exercise price shall be made (i) in cash, (ii) by delivering shares of Stock already owned by the Participant, (iii) by delivering a promissory note to the Company that is either (A) unsecured and full




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               recourse  against the  Participant or (B) nonrecourse but secured by the Stock being purchased by such exercise and by other assets having a Fair Market Value equal to not less than forty (40) percent of the exercise price per share (a "Nonrecourse Note") and, in either event, such note shall mature on the fifth
               anniversary  date  thereof  and  shall  bear  interest,   payable
               quarterly, at the Federal mid-term rate provided under Section 1274(d) of the Code; (iv) by a combination of any of the foregoing, in accordance with the terms of the Plan, the Award Agreement, and any applicable guidelines of the Committee in effect at the time, or (v) by any other means approved by the Committee. The terms of a Nonrecourse Note shall provide that:
               (i) any dividends received on Stock securing a Nonrecourse Note shall be applied toward payment of the principal and accrued interest of the Nonrecourse Note; and (ii) a Nonrecourse Note shall become immediately due and payable upon the sale of Stock securing the Nonrecourse Note and the proceeds shall be applied to the payment of the unpaid principal balance and accrued interest of the Nonrecourse Note.

        (b) Nonqualified Stock Options: These are options to purchase Stock which are not intended to be and are not designated by the Committee as "Incentive Stock Options." At the time of the Award, the Committee shall determine, and shall have included in the Award Agreement or other Plan rules, the option exercise period, the option price, and such other conditions or restrictions as may be appropriate. In addition to the other restrictions contained in the Plan, an option granted under this Paragraph 6(b), (i) may not be exercised more than 10 years after the date it is granted, and (ii) may not have an option exercise price less than 100% of the Fair Market Value of Stock on the date the option is granted. Payment of the option exercise price shall be made (i) in cash, (ii) by delivering shares of Stock already owned by the Participant, (iii) by delivering a promissory note to the Company that is either (A) unsecured and fully recourse against the Participant or (B) nonrecourse but secured by the Stock being purchased by such exercise and by other assets having a Fair Market Value equal to not less than forty (40) percent of the exercise price per share (a "Nonrecourse Note") and, in either event, such note shall mature on the fifth anniversary date thereof and shall bear interest, payable quarterly, at the Federal mid-term rate provided under Section 1274(d) of the Code;
               (iv) by a combination of any of the foregoing, in accordance with the terms of the Plan, the Award Agreement, and any applicable guidelines of the Committee in effect at the time, or (v) by any other means approved by the Committee. The terms of a Nonrecourse Note shall provide that: (i) any dividends received on Stock securing a Nonrecourse Note shall be applied toward payment of the principal and accrued interest of the Nonrecourse Note; and
               (ii) a Nonrecourse Note shall become immediately due and payable upon the sale of Stock securing the Nonrecourse Note and the proceeds shall be applied to the payment of the unpaid principal balance and accrued interest of the Nonrecourse Note.



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        (c)    Stock  Appreciation  Rights:  These are rights  that on  exercise entitle the holder to receive the excess of (i) the Fair Market Value of a Share of Stock on the date of exercise over (ii) the Fair Market Value on the date of award or, if connected with a previously issued Stock Option, the Fair Market Value at the time such previously issued Stock Option was granted (the "base value"), multiplied by (iii) the number of Shares covered by the rights exercised, as determined by the Committee. A Stock Appreciation Right granted under the Plan may, but need not be, granted in tandem with a Stock Option under Paragraphs 6(a) or 6(b). The Committee, in the Award Agreement or by other Plan rules, may impose such restrictions or conditions on the exercise of Stock Appreciation Rights as it deems appropriate, and may terminate, amend, or suspend such Stock Appreciation Rights at any time. No Stock Appreciation Right granted under this Plan may be exercised more than 10 years after the date it is granted.

        (d) Restricted Stock: Restricted Stock is Stock delivered to a Participant with or without payment of consideration, subject to such conditions, terms and restrictions (including performance-based or employment-based vesting, forfeiture conditions and transfer restrictions) on the Participant's right to transfer or sell such Stock. The number of Shares of Restricted Stock and the restrictions or conditions on such Shares shall be determined by the Committee, in the Award Agreement or by other Plan rules, and the certificate for the Restricted Stock shall bear evidence of the restrictions or conditions.

        (e) Performance Shares and Performance Units: An Award of Performance Shares or Performance Units shall entitle a Participant to receive Stock or a cash payment specified by the Committee, depending upon the attainment of certain Performance Goals over a Performance Period. The Performance Period and Performance Goals shall be specified by the Committee and may relate to the performance of the Company or one or more Subsidiaries or a combination thereof. At the time an Award of such Shares or units is made, the Committee shall, in the Award Agreement, determine the base value of the Award or specify a formula for determining such value. Other than an Award intended to qualify under Section 162(m) of the Internal Revenue Code, the Committee may adjust previously established Performance Goals and other terms and conditions of an Award at any time prior to the determination of the payment amount, to reflect major unforeseen events such as changes in laws, regulations or accounting policies or procedures, mergers, acquisitions or divestitures or extraordinary, unusual or non-recurring items or events.

               Payment pursuant to an Award of Performance Shares or Performance Units shall be made following the Committee's determination of the extent to which the performance criteria were satisfied, and shall be made in the form of Stock, cash or a combination thereof, as the Committee may determine. Payment shall be made as promptly as practicable following the end of the Performance Period unless deferred subject to such terms and conditions as may be prescribed by the Committee.




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        (f)    Other Stock-Based Awards: Other Stock-Based Awards may be granted to such Employees as the Committee may select, at any time and from time to time as the Committee shall determine. The Committee shall have complete discretion in determining the number of Shares subject to such Awards, the consideration for such Awards and the terms, conditions and limitations pertaining to same
               including,  without  limitation,   restrictions  based  upon  the
               achievement of specific business  objectives,  tenure,  and other
               measurements  of  individual  or  business  performance,   and/or
               restrictions under applicable federal or state securities laws, and conditions under which same will lapse. Such Awards may include the issuance of Stock in payments of amounts earned under other incentive compensation plans of the Company. The terms, restrictions and conditions of the Award need not be the same with respect to each Participant.

               The Committee may, in its sole discretion, direct the Company to issue Shares subject to such restrictive legends and/or stop transfer instructions as the Committee deems appropriate.

7.      LIMITATIONS AND CONDITIONS

        (a) The number of Shares available for Awards under this Plan shall be 106,250 Shares or, if greater, such Shares as approved by the Committee. The Shares available for Awards under this Plan will be available for grant at an exercise price per share as determined by the Committee. The number of Shares subject to Awards under the Plan (including, but not limited to, Stock Options and Stock Appreciation Rights) to any one Participant shall not exceed 45,000 Shares. To the extent that any Award is canceled or forfeited, or terminates, expires, or lapses for any reason, any unissued Shares subject to such Award shall again be available for grant under the Plan.

        (b) No Awards shall be made under the Plan beyond ten years after the effective date of the Plan, but the terms of Awards made on or before the expiration thereof may extend beyond such expiration.

        (c) Nothing in this Plan shall interfere with or limit in any way the right of the Company or any Subsidiary to terminate any Participant's employment at any time, nor confer upon any Participant any right to continue in the employ of the Company or any Subsidiary.

        (d) Deferral of Award payouts may be provided for, at the sole discretion of the Committee, subject to such terms and conditions as the Committee may specify in the Award Agreements.

        (e)    Participants shall not have any of the  rights or  privileges  of
               stockholders  of  the  Company   with   respect  to  any   Shares
               purchasable in  connection  with any  Award,



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               unless and until certificates  representing such Shares have been issued by the Company to such Participants, except as otherwise specifically provided.

        (f) Except as otherwise provided in this Paragraph 7, no Stock Option or other Award under the Plan shall be sold, transferred, assigned or otherwise alienated or hypothecated by the Participant, other than by will or by the laws of descent and distribution, and all Stock Options shall be exercisable during the Participant's lifetime only by the Participant or the Participant's legal representative. The Participant may, if permitted by state law or the rules and regulations governing any exchange on which the Stock is traded, transfer, without payment of consideration, any Stock Option, other than Incentive Stock Options, to a member of such Participant's immediate family or to a trust or partnership whose beneficiaries are members of such Participant's immediate family. For purposes of this Paragraph, the term "immediate family" shall include the Participant's spouse, children and grandchildren.

        (g) No grant or Award related payout under this Plan shall be deemed compensation for purposes of computing benefits or contributions under any retirement plan of the Company or its Subsidiaries and shall not affect any benefits under any other benefit plan of any kind or any benefit plan subsequently instituted under which the availability or amount of benefits is related to level of compensation. This Plan is not a "Retirement-Plan" or "Welfare Plan" under the Employee Retirement Income Security Act of 1974, as amended.

        (h) No benefit or promise under the Plan shall be secured by any specific assets of the Company or any of its Subsidiaries, nor shall any assets of the Company or any of it Subsidiaries be designated as attributable or allocated to the satisfaction of the Company's obligations under the Plan.

        (i) Prior to the issuance of Shares, the Participant must execute a shareholder's agreement containing such terms and conditions as determined by the Committee and approved by the Board.

8.      OPTION TERMS

        (a) The exercise period for a Stock Option, including any extension which the Committee may from time to time decide to grant, shall not exceed ten years from the date of grant.

        (b) Except as otherwise provided by the Committee, a Stock Option shall become exercisable with respect to 25% of the Shares commencing on the first anniversary of the date of grant, with an additional 25% becoming exercisable on each anniversary of the date of grant thereafter; provided, in each case, that the Participant shall have continuously remained in the active employment of the Company or, where appropriate, a Subsidiary.



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        (c)    Except as otherwise provided by the Committee, if a Participant's employment with the Company or, where applicable, a Subsidiary terminates then the Stock Options held by the Participant shall have the vesting and exercise terms as determined by the Committee and provided in the applicable Participant's Award Agreement.

9.      DIVIDENDS AND DIVIDEND EQUIVALENTS

        The  Committee  may  provide  that  Awards  earn  dividends  or dividend equivalents. Such dividends or dividend equivalents may be paid currently or may be credited to an account established by the Committee under the Plan in the name of the Participant. Any crediting of dividends or dividend equivalents may be subject to such restrictions and conditions as the Committee may establish, including reinvestment in additional Shares or Share equivalents.

10.     TRANSFERS AND LEAVES OF ABSENCE

        For purposes of the Plan, (a) the transfer of a Participant's employment between the Company and any Subsidiary without an intervening period of separation shall not be deemed a termination of employment, and (b) a Participant who is granted in writing a leave of absence shall be deemed to have remained in the employ of the Company or Subsidiary during such leave of absence; provided, however, that no Awards may be granted to an Employee while absent on such leave.

11.     ADJUSTMENTS

        In the event of a reclassification, recapitalization, merger, consolidation, reorganization, stock dividends, stock split or reverse stock split, including, without limitation, a distribution of the stock of a Subsidiary, combination or exchange of Shares, the Committee shall determine, in its discretion, the appropriate adjustments, if any, to
        (a) the number of Shares which may be issued under the Plan, and (b) the number of Shares issuable and the exercise price per Share pursuant to any outstanding Award theretofore granted under this Plan.

12.     CHANGE OF CONTROL

        In the event of a Change of Control, any or all Stock Options and Stock Appreciation Rights still outstanding shall, notwithstanding any contrary terms of the Award Agreement, vest and become exercisable in full on the date of such Change of Control. As soon as practicable but in no event later than thirty (30) days prior to the occurrence of a Change of Control, the Committee shall notify the Participant of such Change of Control. Upon a Change of Control that qualifies as an Approved Sale (as defined in Paragraph 13) in which the outstanding common stock of the Company is converted or exchanged for or becomes a




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        right to receive any cash,  property or  securities  other than Illiquid
        Consideration (as defined in Paragraph 13), (i) the Stock Options and Stock Appreciation Rights shall become exercisable solely for the amount of such cash, property or securities that the Participant would have been entitled to had the Stock Options and Stock Appreciation Rights been exercised immediately prior to such event; (ii) the Participant shall be given an opportunity to either (A) exercise any Stock Options and Stock Appreciation Rights prior to the consummation of the Approved Sale and participate in such sale as holders of Stock or (B) upon consummation of the Approved Sale, receive in exchange for such Stock Options and Stock Appreciation Rights consideration equal to the amount determined by multiplying (1) the same amount of consideration per share of Stock received by the holders of Stock in connection with the Approved Sale less the exercise price per share of Stock of such Stock Options and Stock Appreciation Rights to acquire Stock by (2) the number of shares of Stock represented by such Stock Options and Stock Appreciation Rights; and (iii) to the extent the Stock Options and Stock Appreciation Rights are not exercised prior to or simultaneous with such Approved Sale, the Stock Options and Stock Appreciation Rights shall be canceled.

13.     SALE OF THE COMPANY

        (a) If the Board and the holders of a majority of the Company's Stock approve a Sale of the Company (the "Approved Sale"), the holders of Stock shall consent to and raise no objections against the
               Approved Sale of the Company, and if the Approved Sale of the Company is structured as a sale of capital stock, the holders of Stock shall agree to sell their shares of Stock on the terms and conditions approved by the Board and the holders of a majority of the Company's Stock. The holders of Stock shall take all necessary and desirable actions in connection with the consummation of the Approved Sale of the Company. Notwithstanding the foregoing, in the event that the consideration to be received by the holders of Stock in connection with the Approved Sale shall include either (a) shares of common stock of a class which is not listed on a national securities exchange or in the NASDAQ system and which is not entitled to registration rights for sale in a registered public offering under the Securities Act of 1933 or (b) shares of senior equity securities which do not provide for a scheduled redemption or a redemption at the option of the holders thereof, such holders shall not be required to sell their shares of Stock pursuant to this Paragraph 13(a) (collectively, the "Illiquid Consideration").

        (b) The obligations of the holders of Stock with respect to the Approved Sale of the Company is subject to the satisfaction of the condition that, upon the consummation of the Approved Sale, all of the holders of Stock receive the same form and amount of consideration per share of Stock, or if any holders of Stock are given an option as to the form and amount of consideration to be received, all holders be given the same option.




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        (c)    If the Company or the holders of the Company's  securities  enter into any negotiation or transaction for which Rule 506 (or any similar rule then in effect) promulgated by the Securities Exchange Commission may be available with respect to such negotiation or transaction (including a merger, consolidation or other reorganization), the holders of Stock shall at the request of the Company, appoint a "purchaser representative" (as such term is defined in Rule 501) reasonably acceptable to the
               Company.   If  any   holder  of  Stock   appoints   a   purchaser
               representative designated by the Company, the Company shall pay the fees of such purchaser representative. However, if any holder
               of  Stock  declines  to  appoint  the  purchaser   representative
               designated by the Company, such holder shall appoint another purchaser representative (reasonably acceptable to the Company), and such holder shall be responsible for the fees of the purchaser representative so appointed.


        (d) Participants and the other holders of Stock (if any) shall bear their pro-rata share (based upon the number of shares sold) of the costs of any sale of Stock pursuant to an Approved Sale to the extent such costs are incurred for the benefit of all holders of Stock and are not otherwise paid by the Company or the acquiring party. Costs incurred by Participants and the other holders of Stock on their own behalf shall not be considered costs of the transaction hereunder.

        (e) The provisions of this Paragraph 13 shall terminate upon the completion of a Qualified Public Offering.

        (f) For purposes of this Paragraph 13, "Independent Third Party" shall mean any Person who, immediately prior to the contemplated transaction, does not own in excess of 5% of the Company's Stock on a fully-diluted basis (a "5% Owner"); who is not controlling, controlled by or under control with any such 5% Owner and who is not the spouse or descendent (by birth or adoption) of any such 5% Owner or a trust for the benefit of such 5% Owner and/or such other Persons; "Person" shall mean an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof; "Qualified Public Offering" shall mean the sale in an underwritten public offering registered under the Securities Act of 1933 of Shares of the Company's Stock resulting in aggregate gross proceeds to the Company of at least $50 million and a price per share of not less than $108.2353 (as such amount is equitably adjusted for subsequent stock splits, stock dividends and recapitalizations); and "Sale of the Company" shall mean the sale of the Company to an Independent Third Party or affiliated group of Independent Third Parties pursuant to which such party or parties acquire (i) capital stock of the Company possessing the voting power to elect a majority of the Company's board of directors (whether by merger, consolidation or sale or transfer of the




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               Company's  capital  stock) or (ii) all or  substantially  all the
               Company's assets determined on a consolidated basis.

14.     AMENDMENT AND TERMINATION

        (a) The Committee shall have the authority to make such amendments to any terms and conditions applicable to outstanding Awards as are consistent with this Plan provided that, except for adjustments under Paragraph 11 hereof, no such action shall modify such Award in a manner adverse to the Participant without the Participant's consent, except as such modification is provided for or contemplated under the terms of the Award.

        (b) The Committee may terminate, amend or modify the provisions of this Plan (including any performance criteria or conditions which must be achieved in order for an Employee to receive an Award or Awards, subject to Paragraph 6(e)) at any time and from time to time; provided, however, that an amendment which requires stockholder approval in order for the Plan to continue to comply with Rule 16b-3, Section 162(m) of the Code or any other law, regulation or stock exchange requirement shall not be effective unless approved by the requisite vote of stockholders. The termination, amendment or modification of the Plan may be in response to changes in the Code, the Exchange Act, national securities exchange regulations or for other reasons deemed appropriate by the Committee.

15.     FOREIGN OPTIONS AND RIGHTS

        The Committee may make Awards to Employees who are subject to the laws of nations other than the United States, which Awards may have terms and conditions that differ from the terms thereof as provided elsewhere in the Plan for the purpose of complying with foreign laws.

16.     WITHHOLDING TAXES

        The Company shall have the right to deduct from any cash payment made under the Plan any federal, state or local income or other taxes required by law to be withheld with respect to such payment. It shall be a condition to the obligation of the Company to deliver Shares upon the exercise of a Stock Option or Stock Appreciation Right, upon payment of Performance Units or Performance Shares, upon delivery of Restricted Stock or upon exercise, settlement or payment of any Other Stock-Based Award, that the Participant pay to the Company such amount as may be requested by the Company for the purpose of satisfying any liability for such withholding taxes.




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17.     INDEMNIFICATION

        Each current or former member of the Committee, and of the Board, shall be indemnified and held harmless by the Company against any loss, cost, liability or expense that may be imposed upon, or reasonably incurred by him or her in connection with or resulting from any claim, action, suit or proceeding to which the member may be a party or in which the member may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by the member in settlement thereof, with the Company's approval, or paid by the member in satisfaction of any judgment in any such action, suit or proceeding against the member, provided such member shall give the Company an opportunity, at its own expense, to handle and defend the same before the member undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which the member may be entitled under the Company's Certificate of Incorporation or By-laws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

18.     SUCCESSORS

        The terms of the Plan shall be binding upon the Company and its successors and assigns.

19.     REQUIREMENTS OF LAW

        (a) The granting of Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules and regulations, and to such approval by any governmental agencies or national securities exchanges as may be required.

        (b) In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

        (c) To the extent that federal laws do not otherwise control, the Plan and all Award Agreements, shall be construed in accordance with and governed by the laws of the State of New York.

20.     EFFECTIVE DATE AND TERMINATION DATES

        The Plan, as amended and restated, shall be effective as of the closing of the Stock Purchase Agreement dated as of February 25, 1997 and shall terminate ten years later, subject to such earlier termination by the Board pursuant to Paragraph 14.

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